UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): August 25, 2005

BODISEN BIOTECH, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	333-99101	98-0381367
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

North Part of Xinquia Road, Yang Ling Agricultural
High-Tech Industries Demonstration Zone, Yang Ling,
People's Republic of China	712100
(Adress of principal executive offices)	(Zip Code)

86-29-87074957
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

On August 25, 2005, Bodisen Biotech, Inc. issued a press release, attached hereto and incorporated herein by reference as Exhibit 99.1, announcing that, its listing application dated July 7, 2005 for listing its common stock on the American Stock Exchange has been approved.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits

Exhibit 99.1 Press Release, dated August 25, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BODISEN BIOTECH, INC.

Date: August 25, 2005	By:	/s/ Qiong Wang
Qiong Wang
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description	Method of Filing

99.1	Press Release dated August 25, 2005 captioned “Bodisen Biotech, Inc. Approved for Listing on the American Stock Exchange, New Stock Symbol ‘BBC’”	Filed herewith as Exhibit 99.1